                                                                   EXHIBIT 10.24

            THIS AGREEMENT (this "Agreement"), dated as of September 16, 2002, by and among ScanSoft, Inc., a Delaware corporation (the "Purchaser"), Lernout & Hauspie Speech Products N.V., a corporation organized and existing under the laws of the Kingdom of Belgium ("L&H NV"), and L&H Holdings USA, Inc. a Delaware corporation that is a wholly-owned subsidiary of L&H NV ("L&H Holdings" and, together with L&H NV, the "Sellers"). The Purchaser and the Sellers are referred to collectively herein as the "Parties."

            WHEREAS, the Sellers have filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "U.S. Bankruptcy Code") (Case Nos. 00-4397 through 00-4399 (JHW), jointly administered) (the "U.S. Bankruptcy Case") in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court");

            WHEREAS, L&H NV was the subject of a concordat proceeding under the Belgian law of July 17, 1997 on judicial composition (gerechtelijk akkoord) in Belgium before the Commercial Court of Ieper, and was declared bankrupt (in staat van faillissement) pursuant to a judgment of October 24, 2001 (the "Belgian Bankruptcy Case") of the Commercial Court of Ieper (such court, together with the bankruptcy trustees (curatoren; hereinafter the "Trustees") and the designated judges (rechters-commissarissen) appointed in connection with the Belgian Bankruptcy Case pursuant to Belgian law of August 8, 1997;

            WHEREAS, pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of December 7, 2001 and amended on December 12, 2001, by and among the Purchaser, the Sellers and the other sellers listed on the signature pages attached thereto (the "Other L&H Sellers" and, together with the Sellers, the "L&H Parties"), the Purchaser issued to L&H NV, on behalf of certain L&H Parties, as partial consideration for the assets sold to the Purchaser thereunder, 7,400,000 shares (the "Initial L&H Purchased Shares") of common stock, par value $0.001 per share, of the Purchaser ("Purchaser Common Stock");

            WHEREAS, pursuant to that certain Registration Rights Agreement dated as of December 12, 2001 and amended and restated on March 21, 2002, by and among the Purchaser, the L&H Parties, the Purchaser provided the L&H Parties with certain rights with respect to the registration of the L&H Shares (the "Registration Rights Agreement");

            WHEREAS, pursuant to that certain Stipulation and Order dated January 30, 2002 between the Sellers, on the one hand, and James Baker, Janet Baker, JKBaker LLC and JMBaker LLC (collectively, the "Baker Parties"), on the other, L&H Holdings transferred to Boies Schiller & Flexner LLP ("BSF"), on behalf and for the benefit of the Baker Parties, 155,991 of the L&H Shares allocated to L&H Holdings (to the extent, but only to the extent, that such shares participate in the Initial Purchase, the public offering pursuant to
Section 5.01 or the registration pursuant to Section 5.02, such shares shall be collectively referred to herein as, the "Baker Shares");

            WHEREAS, pursuant to that certain letter agreement, dated January 31, 2002, by and among L&H Holdings, on the one hand, and the Baker Parties and BSF, on the other (the

"Letter Agreement"), which letter agreement was acknowledged by the Purchaser on February 7, 2002, the Baker Parties and BSF (on behalf of the Baker Parties), may elect to participate with respect to the Baker Shares in any type of transaction whereby L&H Holdings sells all or any portion of the L&H Shares held by it through a private offering or a placement or any other transaction not contemplated by or in the Registration Rights Agreement;

            WHEREAS, pursuant to that certain Purchase Agreement dated as of February 22, 2002 by and between the Purchaser and L&H Holdings, the Purchaser issued to L&H Holdings, as partial consideration for the assets sold to the Purchaser thereunder, 121,359 shares of Purchaser Common Stock (the "Subsequent L&H Purchased Shares" and, together with the Initial L&H Purchased Shares, the "L&H Shares");

            WHEREAS, by that certain letter dated as of June 10, 2002, from the L&H Parties to the Purchaser (the "Demand Letter"), the L&H Parties requested on behalf of themselves and the Baker Parties that the Purchaser file a registration statement under the Securities Act to effectuate the disposition of the L&H Shares and the Baker Shares (the "Registration Request");

            WHEREAS, as of the date hereof, the L&H Shares and the Baker Shares are not registered pursuant to a registration statement under the Securities Act;

            WHEREAS, on August 13, 2002, L&H Holdings filed that certain motion Pursuant to 11 U.S.C. Sections 105(a) And 363 (b)(1), In Aid of Consummation Of First Amended Plan of Liquidation Of L&H Holdings USA, Inc. And Authorizing (1) Distribution Of Certain Common Stock Of Successor Scansoft, Inc. To Holders Of Allowed Administrative Expense Claims Under First Amended Plan Of Liquidation Of L&H Holdings USA, Inc., And (2) Establishment Of Valuation Procedures With Respect To Distributions Of Scansoft Stock (the "Liquidation Motion");

            WHEREAS, on August 13, 2002, the U.S. Bankruptcy Court approved the Liquidation Motion together with that certain term sheet dated as of August 12, 2002, which outlined the principal terms of this Agreement (the "Term Sheet"); and,

            WHEREAS, the Parties desire to memorialize the understanding between the Parties, which was previously approved by the U.S. Bankruptcy Court and reflected in the Term Sheet, by setting forth in greater detail the terms and conditions of such understanding in this Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

            Section 1.01 Terms. Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this
Agreement:

                                   DEFINITIONS

            "Additional Shares" means the December Issuance, the February Issuance and the shares of Purchaser Common Stock issued pursuant to Section 5.02(a) of this Agreement.

            "Agreement" shall have the meaning assigned to such term as set forth in the Recitals.

            "Allowable Baker Shares" shall mean (x) with respect to the Initial Purchase, that number of Baker Shares determined by multiplying the total number of Baker Shares requested to be included in the Initial Purchase by a fraction,
(A) the numerator of which is the total number of shares of Purchaser Common Stock which is to be included in the Initial Purchase by L&H Holdings and (B) the denominator of which is the number of Initial Shares, and (y) with respect to a registration of Registrable Securities pursuant to Section 5.01 of this Agreement, that number of Baker Shares determined by multiplying the total number of Baker Shares requested to be included in such registration by a fraction, (C) the numerator of which is the total number of shares of Purchaser Common Stock which is to be included in such registration by L&H Holdings, and
(D) the denominator of which is the total number of Registrable Securities to be included in such registration.

            "Ancillary Agreement" means the Confession of Judgment, the Escrow Agreement, the Lock-Up Agreement or any other document delivered pursuant to the terms of this Agreement.

            "Approval Date" means August 13, 2002.

            "Asset Purchase Agreement" shall have the meaning assigned to such term as set forth in the Recitals.

            "Baker Parties" shall have the meaning assigned to such term as set forth in the Recitals.

            "Baker Shares" shall have the meaning assigned to such term as set forth in the Recitals.

            "Belgian Bankruptcy Case" shall have the meaning assigned to such term as set forth in the Recitals.

            "BSF" shall have the meaning assigned to such term as set forth in the Recitals.

            "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York or the State of Massachusetts are authorized or obligated to close.

            "Completed Public Offering" shall have the meaning assigned to such term as set forth in the Section 5.01 of this Agreement.

            "Completed Registration" shall have the meaning assigned to such term as set forth in Section 5.02 of this Agreement.

            "Conditions" shall have the meaning assigned to such term as set forth in the Section 5.09 of this Agreement.

            "Confession of Judgment" means the Confession of Judgment substantially in the form attached hereto as Exhibit A.

            "Cutback Registration" means any registration to be effected as an underwritten public offering in which the Managing Underwriter with respect thereto advises the Purchaser and Sellers in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Purchaser and other stockholders of the Purchaser which are not Registrable Securities) exceed the number which can be sold in such offering without reduction in the selling price anticipated to be received for the securities to be sold in such public offering.

            "December Issuance" shall have the meaning assigned to such term as set forth in Section 5.01(a) of this Agreement.

            "Demand Letter" shall have the meaning assigned to such term as set forth in the Recitals.

            "Designated Judges" shall have the meaning assigned to such term as set forth in the Recitals.

            "Encumbrances" means all liabilities, obligations, interests, levies, claims (as defined in Section 101(5) of the U.S. Bankruptcy Code), charges, assessments, defenses, setoffs, recoupments, mortgages, security interests, liens, pledges, conditional sales agreements, title retention contracts, leases, subleases, rights of first refusal, options to purchase, restrictions and other encumbrances, and agreements or commitments to create or suffer any of the foregoing.

            "Escrow Agent" means Wilmington Trust Company.

            "Escrow Agreement" means the escrow agreement substantially in the form attached hereto as Exhibit B by and among the Sellers, the Purchaser and the Escrow Agent.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Expiration Date" shall have the meaning assigned to such term as set forth in Section 7.05 of this Agreement.

            "February Issuance" shall have the meaning assigned to such term as set forth in Section 5.01(a) of this Agreement.

            "Form S-3" means a registration statement on Form S-3, promulgated by the SEC under the Securities Act, or any successor form.

            "Government or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city, country or other political subdivision.

            "Holding Period" shall have the meaning assigned to such term as set forth in the Section 5.09 of this Agreement.

            "Indemnified Party" means a party entitled to indemnity in accordance with Section 5.04 of this Agreement.

            "Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 5.04 of this Agreement.

            "Initial Purchase" shall have the meaning assigned to such term as set forth in the Section 2.01 of this Agreement.

            "Initial Shares" shall have the meaning assigned to such term as set forth in the Section 2.01 of this Agreement.

            "Initial L&H Purchased Shares" shall have the meaning assigned to such term as set forth in the Recitals.

            "Inspectors" shall have the meaning assigned to such term as set forth in the Section 5.03(k) of this Agreement.

            "Letter Agreement" shall have the meaning assigned to such term as set forth in the Recitals.

            "L&H Holdings" shall have the meaning assigned to such term as set forth in the Recitals.

            "L&H NV" shall have the meaning assigned to such term as set forth in the Recitals.

            "L&H Parties" shall have the meaning assigned to such term as set forth in the Recitals.

            "L&H Shares" shall have the meaning assigned to such term as set forth in the Recitals.

            "Law" means any law, statute, rule, regulation or ordinance.

            "Liquidation Motion" shall have the meaning assigned to such term as set forth in the Recitals.

            "Lock-Up Agreements" means the form of Lock-Up Agreement substantially in the form attached hereto as Exhibit C.

            "Losses" shall have the meaning assigned to such term as set forth in the Section 5.04(a) of this Agreement.

            "Managing Underwriter" means, with respect to any public offering, the underwriter or underwriters selected to manage such public offering.

            "NASD" means the National Association of Securities Dealers.

            "NASDAQ" means the National Association of Securities Dealers Automated Quotations system.

            "Note" shall have the meaning assigned to such term as set forth in
Section 5.01 of this Agreement.

            "Note Payment" shall have the meaning assigned to such term as set forth in Section 5.01(a) of this Agreement.

            "Order" means any judgment, decree, order, writ, permit or license.

            "Other L&H Sellers" shall have the meaning assigned to such term as set forth in the Recitals.

            "Owed Amounts" shall have the meaning assigned to such term in
Section 6.01 of this Agreement.

            "Parties" shall have the meaning assigned to such term as set forth in the Recitals.

            "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

            "Promissory Note" shall have the meaning assigned to such term as set forth in Section 5.01(a) of this Agreement.

            "Purchase Price" shall have the meaning assigned to such term as set forth in Section 2.01(a) of this Agreement.

            "Purchaser" shall have the meaning assigned to such term as set forth in the Recitals.

            "Purchaser Common Stock" shall have the meaning assigned to such term as set forth in the Recitals.

            "Purchaser Preferred Stock" shall have the meaning assigned to such term as set forth in the Section 4.04 of this Agreement.

            "Purchaser SEC Reports" shall have the meaning assigned to such term as set forth in the Section 4.05 of this Agreement.

            "Records" shall have the meaning assigned to such term as set forth in the Section 5.03 of this Agreement.

            "Registration Request" shall have the meaning assigned to such term as set forth in the Recitals.

            "Registration Rights Agreement" shall have the meaning assigned to such term as set forth in the Recitals.

            "Registrable Securities" means (i) the Remaining Shares, (ii) any Additional Shares issued by the Purchaser to the Sellers pursuant to the terms of this Agreement, (iii) the Baker Shares not repurchased as part of the Initial Purchase and (iv) any additional shares of Purchaser Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the Remaining Shares, any Additional Shares, if any, issued by the Purchaser to the Sellers pursuant to the terms of this Agreement, the Baker Shares or acquired by way of any rights offering or similar offering made in respect of such shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or Section 1145 of the U.S. Bankruptcy Code, or (iii) they shall have ceased to be outstanding.

            "Registration Expenses" means all expenses incident to the Purchaser's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Purchaser and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of a single counsel retained by the Sellers up to an amount equal to $57,500 and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of the Registrable Securities, as well as premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and expenses associated with accountants retained by the Sellers in respect of the Registrable Securities.

            "Remaining Shares" means that number of L&H Shares held by either of the Sellers after the Purchaser has acquired the Initial Shares pursuant to
Section 2.01 of this Agreement.

            "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Exchange Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Sellers" shall have the meaning assigned to such term as set forth in the Recitals.

            "Stock Committee" means a committee comprised of Jean Marc Vanstaen, Lily Chu and Allan Forsey formed in connection with this Agreement to act on the Seller's behalf with regard to any consultation or advisory rights set forth in Sections 5.01, 5.03(g) and 5.07 of this Agreement.

            "Subsequent L&H Purchased Shares" shall have the meaning assigned to such term as set forth in the Recitals.

            "Subsidiary" means any Person in which any entity, directly or indirectly, beneficially owns more than 50% of either the equity interests in, or voting control of, such Person, and "Subsidiaries" has a correlative meaning.

            "Term Sheet" shall have the meaning assigned to such term as set forth in the Recitals.

            "Trading Day" means a day on which the NASDAQ is open for the transaction of business.

            "U.S. Bankruptcy Case" shall have the meaning assigned to such term as set forth in the Recitals.

            "U.S. Bankruptcy Code" shall have the meaning assigned to such term as set forth in the Recitals.

            "U.S. Bankruptcy Court" shall have the meaning assigned to such term as set forth in the Recitals.


                                    ARTICLE 2

                  PURCHASE AND SALE OF initial SHARES; CLOSING

            Section 2.01 Purchase and Sale of L&H Shares. (a) On or before September 16, 2002 (the "Purchase Date"), and on the terms and subject to the conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, or to cause a designee to purchase, from L&H Holdings, and L&H Holdings hereby agrees to sell to the Purchaser or such designee, that number of Initial Shares (as defined below) as determined pursuant to Section 2.01(b) hereof for the aggregate purchase price of $7,000,000 (the "Purchase Price"), payable in cash on the Purchase Date as provided in Section 2.04 hereof (the "Initial Purchase").

            (b) The aggregate number of shares of Purchaser Common Stock owned by L&H Holdings to be purchased by the Purchaser or its designee in the Initial Purchase (the "Initial Shares") shall be determined by dividing the Purchase Price by the greater of (w) $4.79 and (x) the average of the closing prices during the twenty (20) Trading Days following the Approval Date; provided, however, that for purposes of determining such average, the (y) five (5) highest closing prices and (z) five (5) lowest closing prices recorded during such period shall not be used.

            (c) Notwithstanding the foregoing, the Parties hereto acknowledge and agree that pursuant to the Letter Agreement, the Baker Parties and BSF (on behalf of the Baker Parties) may elect to participate in the Initial Purchase. In such event, the number of shares of Purchaser Common Stock owned by L&H Holdings that shall be included in such Initial Purchase shall be equal to the Initial Shares less the Allowable Baker Shares.

            Section 2.02 Certain Obligations of the Parties On or Prior to the Purchase Date. On or prior to the Purchase Date:

            (i) the Purchaser shall (A) execute and deliver to the Sellers (x) the Confession of Judgment, (y) a counterpart to the Escrow Agreement and (z) counterparts to the Lock-Up Agreements and (B) pay the Owed Amounts; and,

            (ii) the Sellers shall execute and deliver to the Purchaser (A) a counterpart to the Escrow Agreement and (B) counterparts to the Lock-Up Agreements.

            Section 2.03 Certain Obligations On the Purchase Date. On the Purchase Date, each of the Parties hereto shall deliver to the other party: (i) a certificate dated the Purchase Date and executed in the name and on behalf of such party stating that (A) the representations and warranties made by such Party in this Agreement, taken as a whole, are true and correct in all material respects on and as of the Purchase Date as though such representations and warranties were made on and as of the Purchase Date, except that any representation or warranty made as of a specified date shall continue to be made on and as of such earlier date and (B) such party has performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by such party at or before the Purchase Date.

            Section 2.04 Issuance of and Payment for the Initial Shares. On the Purchase Date, L&H Holdings shall receive and the Purchaser shall deliver that portion of the Purchase Price allocated in accordance with L&H Holdings' portion of the Initial Shares in immediately available United States funds by wire transfer to an account or accounts designated by the Sellers by written notice to the Purchaser not later than two (2) Business Days prior to the Purchase Date. Simultaneously, L&H Holdings will assign and transfer to the Purchaser all of its right, title and interest in and to its portion of the Initial Shares by delivering to the Purchaser a certificate or certificates representing its portion of the Initial Shares, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE Sellers

            Each of the Sellers, severally, and not jointly, represents and warrants to the Purchaser as follows:

            Section 3.01 Organization, Qualifications and Corporate Power. Each Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

            Section 3.02 Authorization of Agreements, Etc. Each Seller has full corporate power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and to issue, sell and deliver the Initial Shares and this Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by each Seller and constitutes the legal, valid and binding obligation of each Seller, enforceable against such Seller in accordance with its terms, subject to the effect of any bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity. The execution and delivery by each Seller of this Agreement and the Ancillary Agreements to which it is a party have been, and at or prior to the Purchase Date the performance by each Seller of its obligations hereunder and thereunder and the sale by L&H Holdings of its portion of the Initial Shares pursuant hereto will have been, duly authorized by all requisite corporate action on the part of such entity.

            Section 3.03 Non-Contravention; Approvals and Consents. (a) The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party by each Seller do not, and at the Purchase Date the performance by each Seller of its obligations hereunder and thereunder and the consummation by each Seller of the transactions contemplated hereby and thereby will not, conflict with, result in a violation and breach of, constitute (with or without notice or lapse of time or both) a default under, or result in the creation or imposition of any lien upon any of the assets or properties of any Seller or any of their Subsidiaries under, (i) any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority, (ii) the certificate of incorporation or the by-laws of any Seller, or (iii) any provision of any indenture, agreement or other instrument by which any Seller or any of its Subsidiaries or any of their respective properties or assets are bound.

            (b) Except for the filing of such report, as may be required under
Section 13(d) of the Exchange Act, no consent, approval or action of, filing with or notice to any Government or Regulatory Authority or other public or private third party is necessary or required on the part of any Seller under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any indenture, agreement or other instrument pursuant to which any Seller or any of its Subsidiaries is a party or any Seller or any of its Subsidiaries or any of their respective assets or properties is bound for the execution of and delivery of this Agreement and the Ancillary Agreements to which it is a party by any Seller, the performance by any Seller of its obligations hereunder and thereunder, or the consummation of the transactions contemplated hereby and thereby, other than such consents, approvals, actions, filings and notices which the failure to make or obtain, as the case may be, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the any of the Sellers and their subsidiaries taken as a whole or materially impair the ability of any of the Sellers to consummate the transactions contemplated by this Agreement.

            Section 3.04 Capital Stock. L&H Holdings owns its portion of the Initial Shares, either beneficially and/or of record, free and clear of all Encumbrances. The delivery of a certificate or certificates at the Purchase Date representing L&H Holdings' portion of the Initial Shares in the manner provided in Section 2.04 herein will transfer to the Purchaser good and valid title to such Initial Shares, free and clear of all Encumbrances, other than Encumbrances created or suffered to exist by the Purchaser.

            Section 3.05 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been conducted without the intervention of any person or entity acting on behalf of the Sellers in such a manner as to give rise to any claim against the Purchaser for any broker's or finder's commission, fee or similar compensation.

            Section 3.06 Disclaimer. The Sellers expressly disclaim any and all representations and warranties with respect to any of the Baker Shares included in the Initial Shares.

                                    ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

            The Purchaser hereby represents and warrants to the Purchaser as follows:

            Section 4.01 Organization, Qualifications and Corporate Power. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

            Section 4.02 Authorization of Agreements, Etc. The Purchaser has full corporate power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party . This Agreement and the Ancillary Agreements to which it is a party have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to the effect of any bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity. The execution and delivery by the Purchaser of this Agreement and the Ancillary Agreements to which it is a party have been, and at or prior to the Purchase Date, the performance by the Purchaser of its obligations hereunder and thereunder will have been, duly authorized by all requisite corporate action on the part of such Purchaser.

            Section 4.03 Non-Contravention; Approvals and Consents. (a) The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party by the

Purchaser do not, and the performance by the Purchaser of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, conflict with, result in a violation and breach of, constitute (with or without notice or lapse of time or both) a default under, or result in the creation or imposition of any lien upon any of the assets or properties of the Purchaser or any of its Subsidiaries under, (i) any of the terms, conditions or provisions of any Law or any Order of any Governmental or Regulatory Authority, (ii) the certificate of incorporation or the by-laws of the Purchaser, or (iii) any provision of any indenture, agreement or other instrument by which the Purchaser or any of its Subsidiaries or any of their respective properties or assets are bound.

            (b) Except for any filing of a Current Report on Form 8-K with the SEC and any reports or notices required to be filed with NASDAQ (or any other stock exchange or similar entity), no consent, approval or action of, filing with or notice to any Government or Regulatory Authority or other public or private third party is necessary or required on the part of the Purchaser under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any indenture, agreement or other instrument pursuant to which the Purchaser or any of its Subsidiaries is a party or by which the Purchaser or any of its Subsidiaries or any of their respective assets or properties is bound for the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party by the Purchaser, the performance by the Purchaser of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, other than such consents, approvals, actions, filings and notices which the failure to make or obtain, as the case may be, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the Purchaser and its Subsidiaries taken as a whole or materially impair the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

            Section 4.04 Capitalization. As of the date of this Agreement, the authorized capital stock of the Purchaser consists of 140,000,000 shares of Purchaser Common Stock and 40,000,000 shares of preferred stock, $0.001 par value per share (the "Purchaser Preferred Stock"). As of August 19, 2002, (i) 65,325,734 shares of the Purchaser Common Stock were issued and outstanding, of which 656,000 shares of the Purchaser Common Stock were held in the treasury of the Purchaser, all of which were duly authorized, validly issued, fully paid and nonassessable and free of statutory pre-emptive rights and (ii) 3,562,238 shares of the Purchaser Preferred Stock were issued and outstanding. As of the date of this Agreement, other than options granted by the Purchaser under the Purchaser's option plans as described in the Purchaser SEC Reports (as defined in Section 4.05 herein) and an outstanding warrant exercisable for 525,732 shares of Purchaser Common Stock held by Xerox Corporation, there are no outstanding options or warrants to purchase the Purchaser Common Stock with respect to the Purchaser.

            Section 4.05 SEC Reports and Financial Statements. Except as set forth in Schedule 4.05 to this Agreement:

            (a) the Purchaser has made available to the Sellers a true and complete copy of each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by Purchaser or any of its Subsidiaries with the SEC since December 1, 2001 (as such documents have since the time of their filing been amended or supplemented, the "Purchaser SEC Reports"), which are all the documents (other than preliminary material) that Purchaser and its Subsidiaries were required to file with the SEC since such date, and, as of their respective dates, the Purchaser SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (b) The financial statements, including all related notes and schedules, contained in Purchaser's most recent Annual Report on Form 10-K and each Purchaser SEC Report, are complete and accurate in all material respects and fairly present the consolidated financial position of the Purchaser as of the dates indicated, and the results of its operations and cash flows for the periods then ended, in accordance with generally accepted accounting principles applied on a consistent basis throughout the relevant period, except as may be noted therein, and subject in the case of each Form 10-Q to normal year-end adjustments; and,

            (c) The Purchaser is in compliance with all applicable Exchange Act reporting requirements, including, without limitation, the reporting requirements required under Form 8-K.

            It is expressly understood that the foregoing representation is being relied upon by the Sellers only with respect to the December Issuance, the February Issuance and the issuance of the 100,000 shares of Purchaser Common Stock that are issuable pursuant to Section 5.02(a) herein.

            Section 4.06 Issuance of Additional Shares. Upon issuance, any Additional Shares issued to the Sellers pursuant to the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and free of pre-emptive rights.

            Section 4.07 Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of the Purchaser, threatened against or affecting Purchaser or its Subsidiaries before any Governmental or Regulatory Authority which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

            Section 4.08 Financing. The Purchaser has sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the Purchase Price or any other amounts to be paid by it hereunder on or before the Purchase Date.

            Section 4.09 Brokers. All negotiations relating to this Agreement and the transactions contemplated hereby have been conducted without the intervention of any person or entity acting on behalf of the Purchaser in such a manner as to give rise to any claim against the Sellers for any broker's or finder's commission, fee or similar compensation.

                                    ARTICLE 5

            COVENANTS WITH RESPECT TO THE SECURITIES OF THE PURCHASER

            Section 5.01 Completed Public Offering. (a) As soon as practicable following the date hereof and on the terms and conditions set forth in this
Section 5.01, the Purchaser agrees to (i) file a registration statement under the Securities Act providing for the sale by the Sellers and the Baker Parties (if applicable), in a management led underwritten public offering, of all of the Registrable Securities then held by the Sellers and the Baker Parties (if applicable) and (ii) use its commercially reasonable efforts to have such registration statement declared effective as soon thereafter as possible. Purchaser shall use commercially reasonable efforts to keep such registration statement in effect until all of the Registrable Securities have been sold (a "Completed Public Offering") and enable the Sellers to receive the highest price possible in the market for the Registrable Securities pursuant to such public offering. The Purchaser hereby grants an aggregate of 300,000 shares of Purchaser Common Stock to the Sellers, which shares shall be issued one-half within three (3) Business Days after December 15, 2002 (the "December Issuance") and one-half within three (3) Business Days after February 12, 2003 (the "February Issuance"), subject to the following:

            (x) if a Completed Public Offering occurs with respect to all of the Registrable Securities on or before December 15, 2002, then the Purchaser's obligation to issue the December Issuance shall terminate in its entirety; and,

            (y) if a Completed Public Offering occurs with respect to all of the Registrable Securities between December 16, 2002 and February 15, 2003, then the Purchaser's obligation to issue the February Issuance shall terminate in its entirety.

            In addition, if a Completed Public Offering does not occur with respect to all of the Registrable Securities on or before January 1, 2003, the Purchaser shall repay in cash in full the outstanding principal amount (and any interest accrued thereon) of that certain Promissory Note in the original principal amount of $3,500,000, dated as of December 12, 2001, made by the Purchaser in favor of the Sellers and the other corporations listed on Exhibit A to such Promissory Note (the "Promissory Note"), on January 1, 2003 (the "Note Payment") as provided by Section 2 of the Promissory Note and any failure to prepay the Promissory Note on such date will entitle the holders of such Promissory Note to immediately exercise any and all remedies set forth in
Section 5 of such Promissory Note as if such remedies are set forth in this Agreement. Contemporaneously with the execution of this Agreement, the Purchaser shall execute and deliver the Confession of Judgment with regard to the outstanding amount of the Promissory Note, which Confession of Judgment shall be held in escrow by the Escrow Agent pursuant to the terms of the Escrow Agreement on behalf of the Sellers and shall be immediately released if the Purchaser fails to make the Note Payment. The Purchaser hereby agrees to waive any and all rights of set-off, recoupment or similar rights in connection with the Note Payment. Except as otherwise contemplated in this Section 5.01, all of the provisions of the Promissory Note shall be unmodified and shall remain in full force and effect, in accordance with its terms.

            In addition to the foregoing, the Sellers shall be free to exercise any and all rights available to them in connection with the disposition of the Registrable Securities, including without limitation, a disposition in accordance with section 1145 of the U.S. Bankruptcy Code or applicable securities laws if a Completed Public Offering does not occur with respect to all of the Registrable Securities by February 15, 2003.

            (b) The Purchaser shall pay all Registration Expenses incurred on behalf of the Sellers in connection with any registration pursuant to Section 5.01(a). Neither the Purchaser nor any of its security holders shall have the right to include any of the Purchaser's securities (other than Registrable Securities) in a registration statement to be filed as part of such public offering unless (i) such securities are of the same class as the Registrable Securities and (ii) the Purchaser or such security holders, as applicable, agree in writing to sell, subject to Section 5.01(e) herein, their securities on the same terms and conditions as apply to the Registrable Securities being sold.

            (c) The Purchaser shall consult with, and keep the Stock Committee apprised of the status of, all aspects of such public offering. The Purchaser shall select the Managing Underwriter and any other underwriter or underwriters with respect to such public offering, after consultation with the Stock Committee. The Purchaser and the Sellers including Registrable Securities in such public offering shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 5.04 of this Agreement. Neither Seller shall be required to make any representations or warranties to or agreements with the Purchaser or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.

            (d) The Purchaser may, if permitted by law, effect the registration pursuant to this Section 5.01 by the filing of a registration statement on Form S-3 unless the Managing Underwriter shall notify the Purchaser in writing that, in the judgment of such Managing Underwriter, the use of a more detailed form specified in such notice is of material importance to the success of such public offering of such Registrable Securities or required by applicable law, in which case such registration shall be effected on the form so specified.

            (e) If a registration pursuant to this Section 5.01 becomes a Cutback Registration, the Purchaser will include in any such registration to the extent of the number which the Managing Underwriter advises the Purchaser can be sold in such offering (i) first, all of the Registrable Securities held by the Sellers and, if applicable, all of the Allowable Baker Shares and (ii) second, other securities of the Purchaser and of other stockholders of the Purchaser proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Purchasers and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such registration.

            (f) If the Purchaser is able to effect a registration pursuant to this Section 5.01, the Sellers will include all of their Registrable Securities in such registration and the offering.

            (g) The Sellers, through the Stock Committee, shall have the right to consult with and advise Purchaser's management with respect to all aspects of an offering pursuant to this Section 5.01.

            Section 5.02 Registration Rights. (a) If all of the Registrable Securities are not sold in a Completed Public Offering on or before February 15, 2003, the Purchaser shall use its commercially reasonable efforts to (i) file a registration statement under the Securities Act providing for the sale by the Sellers and, if applicable, the Baker Parties of all of the Registrable Securities not sold in connection with a Completed Public Offering and (ii) have such registration declared effective on or before February 15, 2003 (clauses (i) and (ii) are collectively referred to herein as the "Completed Registration"). Following the Completed Registration, the Sellers and, if applicable, the Baker Parties and BSF (on behalf of the Baker Parties), shall have the right to sell all of the Registrable Securities (or any portion thereof). Notwithstanding the foregoing, if the Purchaser is unable to effect a Completed Registration on or prior to February 15, 2003, the Purchaser shall issue to the Sellers an additional 100,000 shares of Purchaser Common Stock on February 16, 2003.

            (b) The Sellers in their sole discretion shall choose the method of sale or disposition of the Registrable Securities with respect to the registration statement filed pursuant to Section 5.02(a). If applicable, the Sellers shall select the Managing Underwriter and any other underwriter or underwriters with respect to a public offering, after consultation with the Purchaser.

            (c) The Purchaser will pay all Registration Expenses incurred on behalf of the Sellers in connection with the registration contemplated by this
Section 5.02(a). Neither the Purchaser nor any of its security holders shall have the right to include any of the Purchaser's securities (other than Registrable Securities) in a registration statement to be filed as part of the registration referred to in this Section 5.02 unless (i) such securities are of the same class as the Registrable Securities and (ii) the Purchaser or such security holders, as applicable, agree in writing to sell, subject to Section 5.02(e) herein, their securities on the same terms and conditions as apply to the Registrable Securities being sold.

            (d) The Purchaser may, if permitted by law, effect the registration contemplated by Section 5.02(a) by the filing of a registration statement on Form S-3 unless the Managing Underwriter (if applicable) shall notify the Purchaser in writing that, in the judgment of the Managing Underwriter (if applicable), the use of a more detailed form specified in such notice is of material importance to the success of such public offering of such Registrable Securities or required by applicable law, in which case such registration shall be effected on the form so specified.

            (e) If a registration pursuant to this Section 5.02 is an underwritten public offering and such offering becomes a Cutback Registration, the Purchaser will include in any such registration to the extent of the number which the Managing Underwriter (in consultation with the Sellers) advises the Purchaser can be sold in such offering (i) first, all of the Registrable Securities held by the Sellers and, if applicable, all of the Allowable Baker Shares and (ii) second, other securities of the Purchaser or held by other Stockholders of the Purchaser proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Purchasers and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such registration.

            Section 5.03 Registration Procedures. If and whenever the Purchaser is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Sections 5.01 or 5.02, the Purchaser will use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the foregoing, the Purchaser in each such case will, as expeditiously as possible, use commercially reasonable efforts to:

            (a) prepare and file with the SEC the requisite registration statement to effect such registration and to cause such registration statement to become effective, provided that as far in advance as practical before filing such registration statement or any amendment thereto, the Purchaser will furnish to the Sellers copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Sellers shall have the opportunity to object to any information pertaining solely to the Sellers that is contained therein and the Purchaser will make the corrections reasonably requested by the Sellers with respect to such information prior to filing any such registration statement or amendment;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of: (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) February 29, 2004.

            (c) promptly notify the Sellers and the underwriter or underwriters, if any: (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; (ii) of any written comments from the SEC with respect to any filing referred to in clause (i) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus; (iii) of the notification to the Purchaser by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and (iv) of the receipt by the Purchaser of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

            (d) furnish to each Seller such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the

Securities Act relating to such Seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

            (e) register or qualify all Registrable Securities under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Purchaser shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph
(e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

            (f) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

            (g) only with respect to a registration under Section 5.01(a) hereof, cause its executive officers and senior management to (A) participate in investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Registrable Securities to the extent requested to do so by the Managing Underwriter (in consultation with the Stock Committee) and (B) otherwise assist the underwriters, to the extent requested, in preparing documentation or presentations in connection with any other endeavor designed to market the offering of the Registrable Securities, in each case, if in the reasonable judgment of the Managing Underwriter (in consultation with the Stock Committee), such participation or assistance is of material importance to the success of such public offering of such Registrable Securities;

            (h) furnish to each Seller a signed counterpart, (i) of an opinion of counsel for the Purchaser, addressed to such Seller (and the underwriters, if any), dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of any closing under the underwriting agreement), in form and substance as is customarily given to underwriters in an underwritten public offering and (ii) in the case of an underwritten public offering, a letter dated the date of any closing under the underwriting agreement, from the independent certified public accountants of the Purchaser, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

            (i) notify each Seller covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (j) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (k) make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Purchaser (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Purchaser's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto. Records which the Purchaser determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each of the Sellers agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Purchaser and allow the Purchaser, at the Purchaser's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (l) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

            (m) cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

            The Purchaser may require each Seller, as a condition to including Registrable Securities in such registration, to furnish the Purchaser with such information and affidavits regarding such holder, its ownership of the Registrable Securities and the distribution of such securities as the Purchaser may from time to time reasonably request in writing in connection with such registration.

            Each Seller agrees that upon receipt of any notice from the Purchaser of the happening of any event of the kind described in paragraph (i), such holder will forthwith discontinue such Seller's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (i) and, if so directed by the Purchaser, will deliver to the Purchaser (at the Purchaser's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

            Section 5.04 Indemnification.

            (a) Indemnification by the Purchaser. The Purchaser shall, to the full extent permitted by law, indemnify and hold harmless each Seller, its directors and officers, plan administrators or similar fiduciaries appointed in connection with any chapter 11 plan or otherwise and each other Person, if any, who controls any such Seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such Seller or any such director or officer, plan administrator or similar fiduciary appointed in connection with any chapter 11 plan or otherwise or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Purchaser will reimburse in cash such Seller and each such director, officer, plan administrator or similar fiduciary appointed in connection with any chapter 11 plan or otherwise and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Purchaser shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Purchaser through an instrument duly executed by such Seller specifically stating that it is for use in the preparation thereof or (y) such Seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or any such director, officer, plan administrator or similar fiduciary appointed in connection with any chapter 11 plan or otherwise or controlling Person, and shall survive the transfer of such securities by such Seller. The Purchaser shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

               (b) Indemnification by the Sellers. Each of the Sellers, as a condition to including Registrable Securities in such registration statement pursuant to Sections 5.01 and 5.02 hereof, shall, to the full extent permitted by law, indemnify and hold harmless the Purchaser, its directors and officers, and each other Person, if any, who controls the Purchaser within the meaning of the Securities Act, against any Losses to which the Purchaser or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Seller furnished to the Purchaser through an instrument duly executed by such Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement and each of the Sellers will reimburse the Purchaser in cash and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided, however, that the obligation to provide indemnification and reimburse expenses pursuant to this Section 5.04(b) shall be several, and not joint and several, among such Indemnifying Parties. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any such director, officer or controlling Person and shall survive the transfer of such securities by such Seller.

               (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this
Section 5.04, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 5.04, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided further that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 5.04 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

               No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

               (e) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 5.04 (with appropriate modifications) shall be given by the Purchaser and each Seller with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 5.04 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

               (f) Indemnification Payments. The indemnification required by this Section 5.04 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

               Section 5.05 Covenants Relating to Rule 144. Subject to the matters disclosed in Schedule 4.05 to this Agreement, the Purchaser will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 and take such other actions and furnish each Seller with such other information as such Seller may request in order to avail itself of such rule or any other rule or regulation of the SEC allowing such holder to sell any Registrable Securities without registration, subject to the terms and conditions of this Agreement, and will, at its expense, forthwith upon the request of any Seller, deliver to such Seller a certificate, signed by the Purchaser's principal financial officer, stating (a) the Purchaser's name, address and telephone number (including area code), (b) the Purchaser's Internal Revenue Service identification number, (c) the Purchaser's SEC file number, (d) the number of shares of each class of securities outstanding as shown by the most recent report or statement published by the Purchaser, and (e) whether the Purchaser has filed the reports required to be filed under the Exchange Act for a period of at least twelve (12) months prior to the date of such certificate and that the Purchaser has been subject to the filing requirements under the Exchange Act for the past ninety (90) days. If at any time the Purchaser is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Purchaser at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Purchaser within the meaning of paragraph (c)(2) of Rule 144.

               Section 5.06 No Other Public Offerings. The Purchaser agrees not to offer or issue pursuant to any public sale or distribution any of its securities, or any securities convertible into or exchangeable or exercisable for such securities, or, in each case, any interest therein, unless and until all of the Registrable Securities are disposed of by the Sellers, and, if applicable, the Baker Parties or BSF (on behalf of the Baker Parties), as the case may be. Notwithstanding anything contained herein to the contrary, the foregoing prohibition shall not apply to dispositions of securities made solely in connection with (i) Section 5.07 hereof, (ii) any public offering pursuant to
Section 5.01(a) or 5.02(a) of this Agreement, (iii) the issuance of equity securities as a form of consideration in an acquisition, merger, consolidation or other business combination transaction that is approved by the Purchaser's board of directors in connection with a transaction that a nationally recognized investment banking firm provides the Purchaser with an opinion determining that such transaction is fair to the Purchaser's shareholders from a financial perspective or (iv) the issuance to employees or directors as incentive compensation.

               Section 5.07 Private Placements. Without the prior written consent of the Stock Committee, the Purchaser agrees not to effect any private sale or distribution of its securities, or any securities convertible into or exchangeable or exercisable for such securities or, in each case, any interest therein, unless and until all of the Registrable Securities are disposed of by the Sellers, the Baker Parties or BSF (on behalf of the Baker Parties), as the case may be. Notwithstanding anything contained herein the contrary, the foregoing prohibition shall not apply to dispositions made solely in connection with the issuance of equity securities as a form of consideration in an acquisition, merger, consolidation or other business combination transaction that is approved by the Purchaser's board of directors in connection with a transaction that a nationally recognized investment banking firm provides the Purchaser with an opinion determining that such transaction is fair to the Purchaser's shareholders from a financial perspective. In addition, the Purchaser shall not be required to obtain the prior written consent of the Sellers for any private sale or distribution of its securities if the aggregate cumulative consideration received by the Purchaser for such private sales or distributions is less than or equal to $5,000,000.

               Section 5.08 Sales by Directors and Officers of the Purchaser. The Purchaser shall cause each of its officers or directors listed on Schedule I to this Agreement to enter into a Lock-Up Agreement pursuant to which each individual will agree, on behalf of himself and his beneficiaries or designees, to not (except in connection with any offering pursuant to this Agreement), directly or indirectly, take any action to sell, distribute or assign any securities of the Purchaser until the earlier of (A) the date upon which all of the Registrable Securities are disposed of by the Sellers, the Baker Parties or BSF (on behalf of the Baker Parties), as the case may be, and (B) January 1, 2004 (collectively, the "Lock-Up Period"). The prohibition contained in this
Section 5.08 shall not be applicable to any officer or director, other than Paul Ricci and Michael Tivnan as set forth below, in the event that, and only after, such officer or director is no longer serving as either an employee or a director of (and has no intention of serving during the Lock-Up Period as either an employee or a director of), as the case may be, the Purchaser. If Paul Ricci's employment and position as both an employee and a director with the Purchaser terminates (and he has no intention of serving during the Lock-Up Period as either an employee or director of the Purchaser) for any reason prior to the expiration of the Lock-Up Period, he shall be permitted, after such termination, subject to this Section 5.08, to sell only that number of shares of common stock of the Purchaser necessary to pay for (a) the exercise of options that he holds as of the date of such termination and (b) the tax liability arising from the exercise of such options and the sale of the foregoing shares, but is prohibited from selling any other shares. If Michael Tivnan's employment and position as both an employee and a director with the Purchaser terminates (and he has no intention of serving during the Lock-Up Period as either an employee or director of the Purchaser) for any reason (X) on or before February 15, 2003, he shall then be permitted through and including February 15, 2003, subject to this Section 5.08, to sell only that number of shares of common stock of the Purchaser necessary to pay for (a) the exercise of options that he holds as of the date of such termination and (b) the tax liability arising from the exercise of such options and the sale of the foregoing shares, but is prohibited from selling any other shares prior to February 16, 2003, at which time the prohibition contained in this Section 5.08 shall no longer be applicable to Michael Tivnan and (Y) after February 15, 2003, the prohibition contained in this Section 5.08 shall no longer be applicable after such termination date.

               Section 5.09 Holding Period. Subject to the occurrence of the Initial Purchase, the December Issuance and the Note Payment, for the period from the date hereof until February 16, 2003 (the "Holding Period"), each of the Sellers will not, nor will they permit any of their Subsidiaries or affiliates (or authorize or permit any of their respective representatives) to take, directly or indirectly, any action to (i) sell, distribute or assign their portion of the Registrable Securities, (ii) initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any person regarding their portion of the Registrable Securities, (iii) contact potential purchasers of their portion of the Registrable Securities, (iv) short or hedge (or maintain any short or hedge of) their portion of the Registrable Securities, or (v) communicate with any Person regarding or relating to their portion of the Registrable Securities; provided, however, that if any of the Sellers or any such Subsidiary, affiliate or representative receives from any person any offer, inquiry or informational request regarding their portion of the Registrable Securities, such Seller will promptly provide such person with information relating to the contact persons designated by the Purchaser. Notwithstanding the foregoing or anything contrary contained herein, each of Sellers shall be free to exercise any and all rights available to it to sell or dispose of its portion of the Registrable Securities, including, without limitation, a disposition in accordance with section 1145 of the U.S. Bankruptcy Code or the applicable securities laws, from and after February 16, 2003, or at such earlier date if the Purchaser fails to either (A) make the Initial Purchase, (B) make the Note Payment, or (C) issue any of the Additional Shares (collectively, the "Conditions"). Purchaser agrees that it shall not object to any distribution made by the Sellers to their creditors (administrative or otherwise) in connection with the foregoing.


                                    ARTICLE 6

                            COVENANTS OF THE PARTIES

               Section 6.01 Outstanding Payments. On or prior to the Purchase Date, the Purchaser shall pay to the Sellers any amounts due in connection with the Asset Purchase Agreement and any document executed in connection therewith, including $193,000 due and owing in connection with certain severance claims (collectively, the "Owed Amounts").

               Section 6.02 Seller Designees. The Purchaser shall grant one (1) designee of the Sellers the right to attend and observe any and all meetings of the Purchaser's board of directors until the Sellers collectively own fewer than 500,000 shares of the Purchaser Common Stock (subject to equitable adjustment for stock splits, dividends, and similar recapitalizations). Such designee shall receive the same notice of all meetings as provided to the Purchaser's directors and shall have the right to attend meetings of the Purchaser's board of directors either in person or by telephone. The Purchaser shall reimburse such designee for any and all reasonable expenses incurred by such designee in connection with attending of such meeting. As a condition to such board observation rights, such Seller designee shall execute a customary form of confidentiality and non-disclosure agreement with the Purchaser.

               Section 6.03  [Intentionally Omitted]

               Section 6.04 Regulatory and Other Approvals. Each of the Sellers and the Purchaser will as promptly as practicable take all commercially reasonable steps necessary or desirable and cooperate with each other to obtain all consents, approvals or actions, make all filings and give all notices required to consummate the transactions contemplated hereby.

               Section 6.05 Notice and Cure. Each of the Sellers and the Purchaser will promptly notify the other in writing of, and contemporaneously will provide the other with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Purchase Date, any event, transaction or circumstance, occurring after the date of this Agreement that causes or will cause any covenant or agreement of either such party under this Agreement to be breached or that renders or will render untrue any representation or warranty of either such party contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.

               Section 6.06 Fulfillment of Conditions. Each of the Sellers and the Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of such party contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.


                                    ARTICLE 7

                                  MISCELLANEOUS

               Section 7.01 Non-Survival of Representations, Warranties, Covenants and Agreements. All representations and warranties of the Sellers contained in this Agreement or any other instrument delivered pursuant to this Agreement, shall expire on the Purchase Date, and there shall be no liability in respect thereof, whether such liability has accrued prior to or after Purchase Date, on the part of any Seller or its officers, directors, employees, agents or affiliates. All representations and warranties of the Purchaser contained in this Agreement or any other instrument delivered pursuant to this Agreement, shall survive the Purchase Date; provided, however, that the representations and warranties (i) set forth in Sections 4.04 and 4.08 shall expire on the Purchase Date and (ii) set forth in Sections 4.05 shall apply only with respect to the December Issuance, the February Issuance and the issuance of the 100,000 shares of Purchaser Common Stock that are issuable pursuant to Section 5.02(a) herein and, with respect to each such issuance, shall expire on the close of business on the date of such issuance, and, in each case, upon such expiration, there shall be no liability in respect thereof, whether such liability has accrued prior to or after such applicable date, on the part of the Purchaser or its officers, directors, employees, agents or affiliates. All covenants and agreements of the Parties contained in this Agreement or in any other agreement delivered pursuant to this Agreement, shall expire on the Purchase Date and there shall be no liability in respect thereof, whether such liability has accrued prior to or after Purchase Date, on the part of any Party or any of its officers, directors, employees, agents or affiliates; provided, however, that this Section shall not limit in any way the survival and enforceability of any covenant or agreement of the Parties hereto which by its terms contemplates performance after the Purchase Date, which shall survive for the respective periods set forth herein.

               Section 7.02 Termination. (a) The Parties may terminate this Agreement as provided below:

               (i) the Parties may terminate this Agreement by written consent of each Seller and the Purchaser;

               (ii)   [Intentionally Omitted]

               (iii) the Sellers may terminate this Agreement if the Purchaser fails to meet any of the Conditions, in which case, notwithstanding anything contrary contained herein, each of Sellers shall be free to exercise any and all rights available to it to sell or dispose of their portion of the Registrable Securities, including, without limitation, a disposition in accordance with section 1145 of the U.S. Bankruptcy Code or the applicable securities laws.

               (b) Upon any termination of this Agreement pursuant to Section 7.02(a), this Agreement and the Ancillary Agreements shall become void and shall have no effect; except for those obligations set forth in Sections 7.02(b), 7.03, 7.04, 7.06, 7.09, 7.11, 7.12, 7.13 and 7.15- 7.17 of this Agreement which shall survive the termination of this Agreement in accordance with its terms.

               Section 7.03 Expenses, Etc. Other than expressly provided for herein, each Party hereto will pay such Party's own expenses (including legal fees and expenses) in connection with the transactions contemplated by this Agreement and the Ancillary Agreements and the transactions contemplated hereby or thereby, whether or not such transactions shall be consummated.

               Section 7.04 Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person (including, without limitation by Federal Express, DHL or similar courier service) or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such Party at the address or telecopy number set forth below or such other address or facsimile number as may hereafter be designated in writing by the addressee to the addressor listing all
Parties:

If to the Sellers:           Lernout & Hauspie Speech Products N.V.
                             c/o DECRAMER & VANSTAEN
                             Advocatenassociatie
                             Nieuwstraat 23
                             8940   WERVIK
                             Tel: + 32 56 31 14 06
                             Fax: + 32 56 31 40 62
                             Att:  Jean Marc Vanstaen

                             L&H Holdings USA, Inc.
                             52 Third Avenue
                             Burlington, MA 01803
                             Att: Plan Administrator

with a copy to:              Milbank, Tweed, Hadley & McCloy LLP
                             One Chase Manhattan Plaza
                             New York, New York 10005
                             Attn: Luc A.  Despins, Esq.
                             Telephone: (212) 530-5000
                             Fax: (212) 822-5219
and a copy to:               Akin, Gump, Strauss, Hauer & Feld LLP
                             599 Madison Avenue
                             New York, NY 10022
                             Att:  Ira Dizengoff
                             Telephone:  (212) 872-1000
                             Fax:  (212) 872-1002


If to the Purchaser:         ScanSoft, Inc.
                             9 Centennial Drive
                             Attention: Chief Financial Officer
                             Peabody, MA   01960
                             Telephone: 978-977-2000
                             Fax:  978-977-2436

Copy to:                     Hill & Barlow, a Professional Corporation
                             One International Place
                             Boston, MA   02110
                             Attention: Charles R. Dougherty, Esq.
                             Telephone (617) 428-3000
                             Fax: (617) 428-3500

or, in any case, at such other address or addresses as shall have been furnished in writing by such Party to the other Parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing, and (c) in the case of confirmed facsimile, when sent.

               Section 7.05 Term. This Agreement shall expire on February 29, 2004 (the "Expiration Date"). Upon the Expiration Date, this Agreement and the Ancillary Agreements (excluding the Confession of Judgment) shall become void and shall have no effect; except for those obligations set forth in Sections 5.04, 6.02, Sections 7.03 - 7.09, Sections 7.11 - 7.13 and Sections 7.15 - 7.17
of this Agreement which shall survive the expiration of this Agreement in accordance with its terms.

               Section 7.06 Registration Rights Agreement. This Agreement supplements and amends the Registration Rights Agreement, which remains in full force and effect in accordance with its terms; provided however, prior to the earlier of February 16, 2003 or the termination of this Agreement pursuant to
Section 7.02(a), the Sellers shall not make a request pursuant to Section 1.2 of the Registration Rights Agreement and following the termination of this Agreement pursuant to Section 7.02(a), clause (ii) of section 1.3(a)of the Registration Rights Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof: "(ii) February 29, 2004." Notwithstanding anything to the contrary contained herein, if a conflict exists between the terms of this Agreement and the Registration Rights Agreement, the terms of this Agreement shall govern.

               Section 7.07 Baker Parties. As a condition to the Purchaser's repurchase of some or all of the Baker Shares from the Baker Parties and/or BSF (on behalf of the Baker Parties) pursuant to Article 2 hereof and to the right of the Baker Parties to participate in either of the registrations covered by
Article 5, the Baker Parties and BSF (on behalf of the Baker Parties) shall execute a joinder or similar agreement by which they agree to make all applicable representations and be bound by all applicable covenants contained in this Agreement. Notwithstanding the foregoing, the failure of the Baker Parties and/or BSF (on behalf of the Baker Parties) to comply with the terms of this
Section 7.07 shall in no way effect the rights of the Sellers hereunder.

               Section 7.08 Entire Agreement. Subject to Section 7.06, this Agreement (including the documents referred to herein) and the Term Sheet, constitute the entire agreement between the Parties and supercedes any prior understandings, agreements, or representations by or between the Parties, written or oral, that may have related in any way to the subject matter thereof.

               Section 7.09 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns and shall be binding upon any successor bankruptcy trustee or trustees. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that each Seller may assign its rights under this Agreement to (a) a wholly-owned subsidiary of the Seller or a successor to substantially all the business or assets of the Seller or (b) a transferee or assignee of 10% or more of the then outstanding Registrable Securities.

               Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

               Section 7.11 Governing Law. THIS AGREEMENT AND THE ANCILLARY AGREEMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

               Section 7.12 Jurisdiction. The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby shall be brought, at any time prior to the closing of the U.S. Bankruptcy Case, in the U.S. Bankruptcy Court, and thereafter shall be brought in the United States District Court for the District of Massachusetts or any Massachusetts State court sitting in Suffolk County, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby shall be deemed to have arisen from a transaction of business in the Commonwealth of Massachusetts, provided, however, that the Confession of Judgment may be filed in any court of competent jurisdiction sitting in New York, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

               Section 7.13 No Third Party Beneficiaries. Except as set forth in
Section 5.04 and except with respect to the Baker Parties, this Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

               Section 7.14 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

               Section 7.15 WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 7.14.

               Section 7.16 Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

               Section 7.17 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

               Section 7.18 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

               IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          PURCHASER:

                                          SCANSOFT, INC.
                                          By:___________________________________
                                          Name:
                                          Title:

                                          SELLERS:

                                          LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                          By:___________________________________
                                          Name:
                                          Title:


                                          L&H HOLDINGS USA, INC.

                                          By:___________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

EXECUTIVE OFFICERS

Paul A. Ricci - Chief Executive Officer
Michael K. Tivnan -President & Chief Operating Officer
Richard S. Palmer - Senior Vice President & Chief Financial Officer Ben Wittner - Senior Vice President, Research and Development
Wayne Crandall - Senior Vice President, Sales & Marketing
Robert Weideman - Chief Marketing Officer

DIRECTORS

Paul A. Ricci (Chairman)
Michael K. Tivnan
Herve Gallaire
Mark B. Myers
Katharine A. Martin
Robert Teresi
Robert J. Frankenberg

                                  SCHEDULE 4.05


On December 12, 2001, the Purchaser acquired certain assets of Lernout & Hauspie N.V. On December 27, 2001, the Purchaser filed a Form 8-K reporting the transaction as an acquisition of assets. The Purchaser has had ongoing discussions with the SEC regarding historical financial statement requirements related to the acquisition. Following these discussions, the Purchaser concluded that, for purposes of Rule 3-05 of Regulation S-X, the L&H transaction was an acquisition of a business and not an acquisition of assets. In connection with these discussions, the Purchaser also concluded that the transaction should be reported as the acquisition of a business for accounting purposes rather than the acquisition of assets, as previously reported in the Purchaser SEC Reports. The Purchaser intends to file a Form 8-K/A, to amend the original Form 8-K filed on December 27, 2001, to include the financial statements of the acquired business. For purposes of complying with the financial statement requirements of Rule 3-05 of Regulation S-X, for the acquisition of a business, the amended Form 8-K should have been filed with-in 75 days of the closing of the transaction. Given the delay in the filing of the amended Form 8-K, the Purchaser is considered an untimely filer for the purposes of the Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                    EXHIBIT A


SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
------------------------------------------------------X
                                                      :   Index No.

Lernout and Hauspie Speech Products N.V. and L&H      :
Holdings USA, Inc.,                                   :
                                                      :
                                    Plaintiffs,       :   AFFIDAVIT OF
                             v.                       :   CONFESSION OF
                                                      :   JUDGMENT:
ScanSoft, Inc.,                                       :
                                                      :
                                    Defendant.        :
                                                      :

------------------------------------------------------X

STATE OF NEW YORK, COUNTY OF NEW YORK   ss.:

Paul A. Ricci, being duly sworn, deposes and says:



        1. I am the Chairman and Chief Executive Officer of ScanSoft, Inc. ("Defendant") and am duly authorized to make this affidavit on behalf of the corporate defendant herein.

        2. I, on behalf of Defendant, hereby confess judgment in the Supreme Court of the State of New York, County of New York, in favor of the plaintiffs, Lernout and Hauspie Speech Products N.V. and L&H Holdings, Inc. ("Plaintiffs") or their successors or assigns, for the sum of Three Million Three Hundred Thirty-Two Thousand Four Hundred Seventy-Seven and 47/100 Dollars ($3,332,477.47), less any payments made by Defendant after the date of execution of this affidavit and on or before January 1, 2003 toward the outstanding principal amount on the Promissory Note as defined in paragraph five (5) below, plus any interest accrued on the outstanding principal on the Promissory Note between the date hereof and January 1, 2003, and hereby authorize Plaintiffs or their successors, assigns or legal representatives to enter judgment for that sum against Defendant.

        3. Defendant resides at 9 Centennial Drive, in the County of Essex, State of Massachusetts.

        4. I authorize entry of judgment against Defendant in New York County, New York.

        5. This confession of judgment is for debt justly to become due to Plaintiffs out of the following facts:

        A.  FACTS OUT OF WHICH THE DEBT AROSE

        i. On December 12, 2001, Defendant executed a promissory note in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) on behalf of the Plaintiffs and certain corporations listed on Exhibit A to such Promissory Note (the "Promissory Note") for value received. A copy of the Promissory Note is attached hereto as Exhibit A.

        ii. The Promissory Note bears interest at the rate of 9% per annum.

        iii. The Promissory Note provided that Defendant would make payments on the principal and interest accrued on the Promissory Note beginning on March 15, 2002, and ending on December 15, 2004.

        iv. As of the day of the execution of this affidavit, Defendant has made three (3) payments, thereby leaving an outstanding principal balance on the Promissory Note in the amount of Three Million Three Hundred Thirty-One Thousand Six Hundred Fifty-Five and 97/100 Dollars ($3,331,655.97) plus interest accrued to date in the amount of Eight Hundred Twenty-One and 50/100 Dollars ($821.50).

        v. According to the amortization schedule agreed upon by Plaintiffs and Defendant (the "Amortization Schedule"), and assuming Defendant makes all payments in accordance with the Amortization Schedule, on January 1, 2003, Defendant will owe the principal amount of Three Million Two Hundred Seventy-Two Thousand Nine Hundred Ninety-Seven and 41/100 Dollars ($3,272,997.41) on the Promissory Note plus accrued interest in the amount of Twelve

Thousand Nine-Hundred Twelve and 65/100 Dollars ($12,912.65). A copy of the Amortization Schedule is attached hereto as Exhibit B.

B.  FACTS SHOWING THAT THE SUM CONFESSED IS JUSTLY TO BECOME DUE

        i. On September ____, 2002, Defendant and Plaintiffs entered into an agreement covering the Defendant's repurchase of certain shares of Defendant stock held by the Plaintiffs and certain registration obligations of the Defendant with respect to certain other shares of Defendant held by the Plaintiffs (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit C.

        ii. The Agreement provides that if a Completed Public Offering (as defined in the Agreement) does not occur with respect to all of the Registrable Securities (as defined in the Agreement) on or before January 1, 2003, then Defendant will repay in cash in full the outstanding principal amount and any interest accrued thereon of the Promissory Note on January 1, 2003.


        iii. In the event that full and complete payment of the outstanding principal amount of the Promissory Note and any interest accrued thereon is not paid as of January 1, 2003, Defendant agrees that judgment shall be entered in favor of Plaintiff and against Defendant in the sum of Three Million Three Hundred Thirty-Two Thousand Four Hundred Seventy-Seven and 47/100 Dollars ($ 3,332,477.47), less any payments made by Defendant after the date of execution of this affidavit and on or before January 1, 2003 toward the outstanding principal amount or accrued interest on the Promissory Note, plus any interest accrued on the outstanding principal balance on the Promissory Note between the date hereof and January 1, 2003.

        6. This affidavit is not made in connection with an agreement for the purchase for $1,500.00 or less of any commodities for any non-commercial or non-business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments.



                                            ------------------------------------
                                            Paul A. Ricci
                                            Chairman and Chief Executive Officer
                                            ScanSoft, Inc.




Sworn to before me this ___
day of September, 2002.

------------------------------------
Notary

                                                               EXECUTION VERSION

                                    EXHIBIT B

                                ESCROW AGREEMENT

               This ESCROW AGREEMENT is made as of September 16, 2002 (the "Escrow Agreement") by and among Lernout & Hauspie Speech Products N.V., a corporation organized and existing under the laws of the Kingdom of Belgium ("L&H NV"), L&H Holdings USA, Inc., a Delaware corporation that is a wholly-owned subsidiary of L&H NV ("L&H Holdings" and, together with L&H NV, the "Sellers"), ScanSoft, Inc., a Delaware corporation (the "Purchaser"), and Wilmington Trust Company, as escrow agent (the "Escrow Agent").



                                    RECITALS

                              W I T N E S S E T H:



               WHEREAS, the Sellers have filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (Case Nos. 00-4397 through 00-4399 (JHW), jointly administered) in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court");

               WHEREAS, L&H NV was the subject of a concordat proceeding under the Belgian law of July 17, 1997 on judicial composition (gerechtelijk akkoord) in Belgium before the Commercial Court of Ieper, and was declared bankrupt (in staat van faillissement) pursuant to a judgment of October 24, 2001 (the "Belgian Bankruptcy Case") of the Commercial Court of Ieper appointed in connection with the Belgian Bankruptcy Case pursuant to Belgian law of August 8, 1997;

               WHEREAS, pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of December 7, 2001 and amended on December 12, 2001 by and among the Purchaser, the Sellers and the other sellers listed on the signature pages attached thereto (the "Other L&H Sellers" and, together with the Sellers, the "L&H Parties"), the Purchaser issued to L&H NV, on behalf of certain L&H Parties, as partial consideration for the assets sold to the Purchaser thereunder, a promissory note in the principal amount of $3,500,000 (the "Promissory Note");

               WHEREAS, on the date hereof, the Sellers and the Purchaser have entered into a Agreement (the "Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement), pursuant to which the Purchaser has agreed to, among other things, use its commercially reasonable efforts to effectuate a Completed Public Offering as soon as practicable following the date of the Agreement;

               WHEREAS, Section 5.01(a) of the Agreement requires, among other things, that the Purchaser (i) repay in cash in full the outstanding principal amount of the Promissory Note (and any interest accrued thereon) on January 1, 2003 (the "Note Payment") if the Completed Public Offering does not occur on or before such date and (ii) enter into a Confession of

Judgment, as of the date hereof, with regard to the outstanding amount of the Promissory Note, and deliver such Confession of Judgment to the Escrow Agent to be held in an account specified on Exhibit A hereto (the "Escrow Account"), which will be established and maintained by the Escrow Agent to hold such Confession of Judgment, all on the terms and subject to the conditions set forth in this Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed among the parties hereto as follows:

                              TERMS AND CONDITIONS

               1. ESTABLISHMENT OF ESCROW ACCOUNT; INITIAL DEPOSIT OF CONFESSION OF JUDGMENT. Upon the execution of this Agreement, the Purchaser and the Sellers shall transfer immediately to the Escrow Agent a signed, fully executed original of the Confession of Judgment, a copy of which is attached hereto as Exhibit B to be held in escrow by the Escrow Agent. The Escrow Agent agrees to accept such Confession of Judgment, and agrees to hold and preserve such Confession of Judgment, in its original form in its customary manner in its capacity as the Escrow Agent pursuant to the terms of this Escrow Agreement.

               2. APPOINTMENT OF THE ESCROW AGENT. The Purchaser and the Sellers hereby designate and appoint the Escrow Agent as their joint Escrow Agent subject to the terms of this Escrow Agreement. The Escrow Agent agrees to (i) act as the Escrow Agent unless and until a successor Escrow Agent is appointed pursuant to Section 5.5 hereof, and (ii) upon receipt thereof, deposit and hold the Confession of Judgment in the Escrow Account, in each case, in accordance with the terms and conditions of this Escrow Agreement.

               3.     RELEASE OF THE CONFESSION OF JUDGMENT.



               3.1 RELEASE IF NOTE PAYMENT IS MADE. Upon payment of the Note Payment in accordance with the terms of Section 5.01(a) of the Agreement, the Purchaser and the Sellers shall jointly execute and deliver to the Escrow Agent written instructions directing the Escrow Agent to release the Confession of Judgment to the Purchaser in accordance with Section 3.5 herein at its address as stated in Section 7 hereof.

               3.2 RELEASE IF NOTE PAYMENT IS NOT MADE. In the event the Note Payment has not been made by the Purchaser to the Sellers in accordance with the terms of Section 5.01(a) of the Agreement, the Sellers shall execute and deliver to the Escrow Agent written instructions directing the Escrow Agent to release the Confession of Judgment to Milbank, Tweed, Hadley & McCloy LLP, on behalf of the Sellers, in accordance with Section 3.5 herein at its address as stated in
Section 7 hereof.

               3.3 RELEASE UPON COMPLETED PUBLIC OFFERING. Upon the occurrence of a Completed Public Offering on or before January 1, 2003, the Purchaser and the Sellers shall jointly execute and deliver to the Escrow Agent written instructions directing the Escrow Agent to release the Confession of Judgment to the Purchaser in accordance with
Section 3.5 herein at its address as stated in Section 7 hereof.

               3.4 DISBURSEMENT BY THE ESCROW AGENT. The Escrow Agent shall hold the Confession of Judgment and shall not deliver it, other than (i) pursuant to Sections 3.1, 3.2 or 3.3 of this Escrow Agreement, (ii) pursuant to a final order of a court having jurisdiction in accordance with the provisions of
Section 8.1 of this Escrow Agreement, (iii) by delivering the Confession of Judgment into the U.S. Bankruptcy Court pursuant to the provisions of Section 4 of this Escrow Agreement, or (iv) by delivering the Confession of Judgment to a successor Escrow Agent pursuant to the provisions of Section 5.5 of this Escrow Agreement.

               3.5 RELIANCE ON NOTICE. Following receipt of written instructions given to the Escrow Agent pursuant to Sections 3.1, 3.2 or 3.3 of this Escrow Agreement, the Escrow Agent shall deliver the Confession of Judgment in accordance with such instructions, and the Escrow Agent shall not be subject to any liability to any party for doing so. The Escrow Agent shall release the Confession of Judgment by overnight courier within 1 business day following receipt of such written instructions, if such instructions are accompanied by telephonic notice to the Escrow Agent by the sending party on or prior to receipt of such instructions by the Escrow Agent, or within 3 business days following receipt of such written instructions if not accompanied by contemporaneous telephonic notice to the Escrow Agent by the sending party. The Purchaser and the Sellers each agree not to assert any claim against the Escrow Agent for making such delivery in accordance with this Section.

               4. DISPUTE PROCEDURES. In the event of a dispute between the parties hereto as to the proper disposition of the Confession of Judgment, the Escrow Agent shall, at its sole option and without liability to any party, (i) deliver the Confession of Judgment only in accordance with Sections 3.1, 3.2 or
3.3 of this Escrow Agreement or a final order of a court having jurisdiction pursuant to Section 8.1 of this Escrow Agreement, to the extent provided in such section or final order or, in the absence of the foregoing, (ii) at the expense of the Purchaser and the Sellers deliver the Confession of Judgment into the U.S. Bankruptcy Court, and upon giving notice to the Purchaser and the Sellers of such action, shall thereupon be relieved of all further responsibility. Under no circumstances shall the Escrow Agent have any liability to any party hereto if it refrains from taking any action other than to continue to hold the Confession of Judgment in escrow until otherwise directed by a final judgment of a court of competent jurisdiction or by joint written instructions of the Purchaser and the Sellers.

               5.  THE ESCROW AGENT.

               5.1 GENERAL. The Escrow Agent shall act in an agency capacity as the Escrow Agent and hold and deliver the Confession of Judgment pursuant to the terms and conditions of this Escrow Agreement. The Escrow Agent's duties under this Escrow Agreement shall cease upon delivery and receipt of the Confession of Judgment in accordance with the terms and conditions of this Escrow Agreement.

               5.2 LIMITED DUTIES. The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Escrow Agreement. The Escrow Agent shall incur no liability whatsoever to the Purchaser or the Sellers, except for its own willful misconduct, fraud or gross negligence in its capacity as the Escrow Agent hereunder.

               5.3 RELIANCE ON NOTICES. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent may conclusively presume that each of the undersigned representatives of the Purchaser and the Sellers have full power and authority to instruct the Escrow Agent on behalf of that party.

               5.4 LIMITED RESPONSIBILITIES. The Escrow Agent's sole responsibility upon receipt of any written instructions or notice directing delivery to the Purchaser or the Sellers pursuant to the terms of this Escrow Agreement is to comply with the provisions of this Escrow Agreement. The Escrow Agent shall have the right, but not the obligation, to require and receive written instructions from either the Purchaser or the Sellers, or both, as it deems necessary or appropriate before taking any action hereunder. The Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.


               5.5 RESIGNATION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of such resignation to the Purchaser and the Sellers, specifying a date upon which such resignation shall take effect, whereupon a successor Escrow Agent shall be appointed by the Sellers with the Purchaser's consent, such consent not to be unreasonably withheld; provided, however, that the Escrow Agent must continue to serve and act as the Escrow Agent hereunder until such time as a successor agent has been appointed and is acting in such capacity pursuant to this Section 5.5; provided further, however, that if no successor Escrow Agent is appointed and acting in such capacity pursuant to this Section 5.5 within ten (10) Business Days of the date notice of the Escrow Agent's resignation is given to the Purchaser and the Sellers, the Escrow Agent will be discharged from its duties or obligations hereunder upon delivering, at the expense of the Purchaser and the Sellers, the Confession of Judgment into the U.S. Bankruptcy Court. The Escrow Agent shall be entitled to deliver the Confession of Judgment to any successor Escrow Agent so appointed upon said successor Escrow Agent having executed and agreeing to be bound by this Escrow Agreement.

               5.6 INDEMNIFICATION. The Purchaser and the Sellers hereby jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, damage or expense, including the reasonable cost and expense of defending itself against any claim or liability (collectively, "Loss") incurred by the Escrow Agent arising out of or in connection with entering into or performing under this Escrow Agreement, other than a Loss arising out of, or in connection with, the Escrow Agent's willful misconduct, fraud, or gross negligence. The terms of this Section 5.6 shall survive termination of this Escrow Agreement.

               5.7 FEES; EXPENSES. The Escrow Agent shall be entitled to compensation solely from the Purchaser for its services hereunder as follows: an initial fee equal to $2,000 and an annual fee equal to $2,500 payable annually in advance. In the event the Escrow Agent renders any extraordinary services in connection with the Confession of Judgment at the request of the Purchaser or the Sellers, the Escrow Agent shall be entitled to additional compensation from the Purchaser. The terms of this Section 5.7 shall survive termination of this Escrow Agreement. In no event shall the Escrow Agent have a duty to deliver the Confession of Judgment as provided herein unless its fees and expenses and amounts, if any owing to the Escrow Agent pursuant to Section 5.6 hereof are paid in full.

               6. ESCROW AGENT NOT AFFECTED BY OTHER AGREEMENTS. This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent, in its capacity as such, shall not be bound by the provisions of any agreement among the parties hereto other than this Escrow Agreement.

               7. NOTICES. All notices, consents and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given when received by each party at the following addresses, unless another address is specified in writing to the other parties:

               If to the Sellers:

               LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
               General Counsel
               Flanders Language Valley 50
               B-8900 Ieper, Belgium
               Telephone: 011-32-57-22-9540
               Fax: 011-32-57-22-9545

               L&H HOLDINGS USA, INC.
               52 Third Avenue
               Burlington, MA  01803
               Attention: Plan Administrator

               with a copy to:

               MILBANK, TWEED, HADLEY & McCLOY LLP
               1 Chase Manhattan Plaza
               New York, NY  10005
               Phone:  (212) 530-5660
               Fax:  (212) 822-5660
               Attention:  Luc A. Despins, Esq.

               If to the Purchaser:

               ScanSoft, Inc.
               9 Centennial Drive
               Attention: Chief Financial Officer
               Peabody, MA   01960
               Telephone: 978-977-2000
               Fax:  978-977-2436

               with a copy to:

               Hill & Barlow, a Professional Corporation
               One International Place
               Boston, MA   02110
               Attention: Charles R. Dougherty, Esq.
               Telephone (617) 428-3000
               Fax: (617) 428-3500

               If to the Escrow Agent:

               Wilmington Trust Company
               1100 North Market Street
               Wilmington, DE 19890-001
               Phone: (302) 651-8353
               Facsimile: (302) 427-4605
               Attention: Corporate Trust/Custody; Margaret Pulgini, Vice President

               8.     MISCELLANEOUS.

               8.1 JURISDICTION. The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Escrow Agreement or the transactions contemplated hereby shall be brought, at any time prior to the closing of the U.S. Bankruptcy Case, in the U.S. Bankruptcy Court, and thereafter shall be brought in the United States District Court for the District of Massachusetts or any Massachusetts State court sitting in Suffolk County, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Escrow Agreement or the transactions contemplated hereby shall be deemed to have arisen from a transaction of business in the Commonwealth of Massachusetts, and each of the Purchaser and the Sellers hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on the Purchaser and the Sellers anywhere in the world, whether within or without the jurisdiction of any such court. Notwithstanding the foregoing, in no event shall the Escrow Agent be deemed to submit to or be subject to jurisdiction in the Commonwealth of Massachusetts or be a necessary party to any suit, action or proceeding between Purchaser and the Sellers, and any suit, action or proceeding relating to the performance or lack of performance by the Escrow Agent shall be adjudicated solely in the Federal or State courts located in Delaware.

               8.2 CAPTIONS. The captions in this Escrow Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Escrow Agreement.

               8.3 NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Escrow Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Escrow Agreement. Any waiver must be in writing and signed by the party against whom it is to be charged.

               8.4 EXCLUSIVE AGREEMENT; AMENDMENT; ASSIGNMENT. The Escrow Agreement (including the Recitals) supersedes all prior agreements among the parties hereto with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the Escrow Agreement among the parties with respect thereto and cannot be changed or terminated orally. No party may assign any rights or delegate any of its duties under this Escrow Agreement without the consent of the other parties to this Escrow Agreement. This Escrow Agreement shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the Purchaser and the Sellers and to any successor the Escrow Agent appointed in accordance with Section 5.5 of this Escrow Agreement.

               8.5 COUNTERPARTS. This Escrow Agreement may be executed in counterparts by original or facsimile signatures, each of which counterparts shall be considered an original, but all of which together shall constitute the same instrument.

               8.6 GOVERNING LAW. THIS ESCROW AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

               8.7 WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY

OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH OF THE PURCHASER AND THE SELLERS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS ESCROW AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7.



                                    * * * * *



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS

                                                               EXECUTION VERSION

               IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the day and year first above written.



                                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                    By:  _______________________________________
                                         Name:
                                         Title:





                                    L&H HOLDINGS USA, INC.


                                    By:  _______________________________________
                                         Name:
                                         Title:





                                    SCANSOFT, INC.


                                    By:  _______________________________________
                                         Name:
                                         Title:


                                    ESCROW AGENT

                                    WILMINGTON TRUST COMPANY


                                    By:  _______________________________________
                                         Name:
                                         Title:

                                                               EXECUTION VERSION


                                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                    By:  _______________________________________
                                         Name:
                                         Title:





                                    L&H HOLDINGS USA, INC.


                                    By:  _______________________________________
                                         Name:
                                         Title:





                                    SCANSOFT, INC.


                                    By:  _______________________________________
                                         Name:
                                         Title:


                                    ESCROW AGENT

                                    WILMINGTON TRUST COMPANY


                                    By:  _______________________________________
                                         Name:
                                         Title:

                          EXHIBIT A TO ESCROW AGREEMENT
                      (ESCROW DEPOSIT ACCOUNT INFORMATION)





        BANK:                Wilmington Trust Company
        ACCOUNT NAME:        Lernout & Hauspie/ScanSoft Escrow
        ACCOUNT NUMBER:
        ATTN:                Margaret Pulgini

                          EXHIBIT B TO ESCROW AGREEMENT
                            (CONFESSION OF JUDGMENT)

                            [LERNOUT & HAUSPIE LOGO]

                             LERNOUT & HAUSPIE (TM)


                                    EXHIBIT C

                                                              September 16, 2002


To:   All Directors and Officers of
      ScanSoft, Inc. ("Scansoft")


               Re:  Lock-up Agreement

Dear Ladies and Gentlemen:

               Reference is made to that certain Agreement dated as of the date hereof (the "Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement) by and among ScanSoft, Lernout & Hauspie Speech Products N.V., a corporation organized and existing under the laws of the Kingdom of Belgium ("L&H NV"), and L&H Holdings USA, Inc. a Delaware corporation that is a wholly-owned subsidiary of L&H NV ("L&H Holdings" and, together with L&H NV, the "Sellers"). Pursuant to Section 5.08 of the Agreement, ScanSoft agrees to cause certain of its officers and directors to enter into this Lock-up Agreement (this "Lock-up Agreement"). The undersigned acknowledges and agrees that as part of the consideration for the Sellers entering into the Agreement, ScanSoft has agreed to cause certain of its officers and directors, including the undersigned, to deliver this Lock-up Agreement.

              By signing this Lock-up Agreement, the undersigned agrees, on behalf of himself or herself and his or her beneficiaries or designees, to not (except in connection with any offering pursuant to this Agreement), directly or indirectly, take any action to sell, distribute, assign, pledge, hypothecate or otherwise transfer or dispose of any securities of ScanSoft, until the earlier of (A) the date upon which all of the Registrable Securities are disposed of by the Sellers, the Baker Parties or BSF (on behalf of the Baker Parties), as the case may be, and (B) January 1, 2004 (collectively, the "Lock-Up Period"); provided, however, that the foregoing prohibition shall not apply in the event that, and only after, the undersigned is no longer serving as either an employee or a director of (and has no intention of serving during the Lock-Up Period as either an employee or a director of), as the case may be, ScanSoft.

               This Lock-up Agreement, the rights and obligations of the parties hereunder, and any claim or controversy directly or indirectly based upon or arising out of this Lock-up Agreement or the transactions contemplated hereby (whether based on contract, tort, or any other theory), including all matters of construction, validity and performance, shall in all respects be governed by and interpreted, construed and determined in accordance with, the internal laws of the state of Delaware (without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction).

               Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Lock-up Agreement or the transactions contemplated hereby shall be brought, at any time prior to the closing of the U.S. Bankruptcy Case, in the U.S. Bankruptcy Court, and thereafter shall be brought in the United States District Court for the District of Massachusetts or any Massachusetts State court sitting in Suffolk County, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Lock-up Agreement or the transactions contemplated hereby shall be deemed to have arisen from a transaction of business in the Commonwealth of Massachusetts, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any of the undersigned anywhere in the world, whether within or without the jurisdiction of any such court.

               Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any right that he, she or it may have to trial by jury of any claim or cause of action, or in any legal proceeding, directly or indirectly based upon or arising out of this Lock-up Agreement or the transactions contemplated hereby (whether based on contract, tort, or any other theory). The undersigned (a) certifies that no representative, agent, or attorney of the Sellers has represented, expressly or otherwise, that such Sellers would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the Sellers have been induced to enter into this Lock-up Agreement by, among other things, the mutual waivers and certifications in this paragraph.

               The undersigned acknowledges and agrees that the Sellers would be damaged irreparably in the event any of the provisions of this Lock-up Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the undersigned agrees that the Sellers shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Lock-up Agreement and to enforce specifically this Lock-up Agreement and the terms and provisions hereof in any action instituted in the U.S. Bankruptcy Court or any other court having jurisdiction pursuant to the terms of this Agreement, in addition to any other remedy to which it may be entitled, at law or in equity.

               This Lock-up Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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


               If the foregoing correctly sets forth our agreement with respect to the matters set forth herein, please so indicate by signing two copies of this Lock-up Agreement and returning one of such signed copies to us, whereupon this Lock-up Agreement will constitute our binding agreement with respect to the matters set forth herein.



                                    Sincerely,

                                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                    By:  _______________________________________
                                         Name:
                                         Title:





                                    L&H HOLDINGS USA, INC.



                                    By:  _______________________________________
                                         Name:
                                         Title:

Acknowledged and Agreed to:

SCANSOFT DIRECTOR OR OFFICER:

_______________________________________
Name:
Title:


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